Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated June 23, 2025 to the Structured Capital Strategies PLUS® 21 Statement of Additional Information dated May 1, 2025

This Supplement modifies certain information in the above-referenced Statement of Additional Information (the “SAI”) offered by Equitable Financial Life Insurance Company of America and Equitable Financial Life Insurance Company (the “Company”). You should read this Supplement in conjunction with your SAI and retain it for future reference. This Supplement incorporates the SAI by reference. Unless otherwise indicated, all other information included in your SAI remains unchanged. The terms we use in this Supplement have the same meaning as in your SAI. We will send you another copy of any SAI or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The following hereby supplements the corresponding table in SAI “Performance Cap Rate limiting factor table”:

Jurisdiction	Contracts with issue dates on or after this date will not use a Performance Cap Rate limiting factor in the Segment Interim Value calculation
New York	May 1, 2023
Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Montana, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Washington, West Virginia, Wisconsin, Wyoming	July 24, 2023
Alaska, California, Utah	September 25, 2023
Virginia	November 13, 2023
New Jersey	February 26, 2024
Nebraska	July 22, 2024
Missouri	June 23, 2025